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                                                                    EXHIBIT 23.5

                              ACCOUNTANTS' CONSENT

The Board of Directors
First Quadrant:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                              /s/ KPMG PEAT MARWICK LLP
                                          --------------------------------------
                                                  KPMG Peat Marwick LLP

Los Angeles, California
November 20, 1997